                                 SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     Arrhythmia Research Technology, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                     Arrhythmia Research Technology, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD FRIDAY, SEPTEMBER 28, 2001

                               ----------------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Arrhythmia Research Technology, Inc., a Delaware corporation (the "Company"), will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Friday September 28, 2001 at 11:00 a.m., local time, for the following purposes:

     1. To elect two directors, for a term of two years to expire at the 2003 Annual Meeting;

     2. To approve the appointment of BDO Seidman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001,

     3. To approve the adoption of the 2001 Stock Option Plan, reserving 200,000 shares of the Company's Common Stock for issuance thereunder, and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

   The close of business on August 17, 2001 has been fixed by the Board of Directors of the Company as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

   You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may insure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the office of the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

                                          By Order of the Board of Directors

                                          E. P. Marinos
                                          Secretary

August 24, 2001

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
                      1101 Capital of Texas Highway South
                             Building G, Suite 200
                              Austin, Texas 78746

                               ----------------

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed Proxy is solicited by the Board of Directors on behalf of Arrhythmia Research Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 28, 2001, at 11:00 a.m. at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. When such Proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon, or if no direction is indicated, they will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting. Abstentions and broker non-votes will be considered as present at the meeting for purposes of determining the presence of a quorum but are not counted for or against proposals to be acted on by the Stockholders. An automated system administered by Continental Stock Transfer & Trust Company, the Company's transfer agent, is used to tabulate the votes.

   This Proxy Statement and the enclosed Proxy are being sent to Stockholders beginning on August 24, 2001. The Company will also supply brokers or other persons holding stock in their names or in the names of their nominees with such number of Proxies and proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith. In addition to solicitation by mail, certain Directors, officers, and regular employees of the Company may solicit proxies by facsimile transmission, telephone, and personal interview.

   The cost of the solicitation of proxies for the 2001 Annual Meeting will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers that now accompany it.

Right to Revoke Proxy

   Any Stockholder giving the Proxy enclosed with this Proxy Statement has the power to revoke such Proxy at any time prior to the exercise thereof by filing with the Company a written revocation thereof at or prior to the 2001 Annual Meeting, by executing a Proxy bearing a later date, or by attending the Annual Meeting and voting in person the shares of stock such Stockholder is entitled to vote. The Proxies will be voted at the 2001 Annual Meeting and at any adjournment thereof in the manner specified therein, but unless otherwise indicated, such Proxy will be voted:

     (1) FOR the election of the nominees listed under "Election of Directors" as Directors of the Company;

     (2) FOR the approval of appointment of BDO Seidman, LLP to audit the consolidated financial statements of Arrhythmia Research Technology, Inc. for the fiscal year ending December 31, 2001,

     (3) FOR the approval of the adoption of the 2001 Stock Option Plan, and

     (4) At the discretion of the Proxy holders, on any other matter that may properly come before the 2001 Annual Meeting or any adjournment thereof.

Voting Securities

   At the close of business on August 17, 2001, which is the record date for the determination of Stockholders of the Company entitled to receive notice of and vote at the 2001 Annual Meeting or any adjournment thereof, the Company had outstanding 2,998,006 shares of Common Stock, $.01 par value per share (the "Common Stock"), exclusive of 766,446 treasury shares which will not be considered present or entitled to vote. Each share of Common Stock is entitled to one vote.

   The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 2001 Annual Meeting.

                                 Proposal No. 1
                             ELECTION OF DIRECTORS

General Information

   The Company's By-Laws provide the number of Directors, as determined from time to time by the Board of Directors, shall not be less than two or more than six. The By-Laws further provide that Directors be divided into two classes (Class I, and Class II) serving staggered two-year terms. Prior to the 2001 Annual Meeting, the By-Laws had provided that Directors be divided into three classes (Class I, Class II and Class II) serving staggered three year terms. The former Class I and Class III Directors will serve out the remainder of their terms.

   The Board of Directors has nominated E. P. Marinos and Julius Tabin for election as Class II Directors for a two-year term expiring at the 2003 annual meeting and until a successor is duly elected and qualified. Both nominees are presently Directors of the Company whose terms expire at the Annual Meeting.

   The Board of Directors has inquired of the nominees and has ascertained that they will serve, if elected. In the event that the nominees should become unavailable for election (which is unexpected), the Board of Directors may designate a substitute nominee, in which event the shares represented by the Proxy will be voted for such substitute nominee unless an instruction to the contrary is indicated on the Proxy. In lieu thereof, the Board of Directors may reduce the number of Directors in accordance with the By-Laws of the Company.

   The affirmative vote of the holders of a majority of the shares of Common Stock present (whether in person or by proxy) and entitled to vote is required for the election of Mr. Marinos and Dr. Tabin.

   The Board of Directors recommends a vote "FOR" the election of Mr. Marinos and Dr. Tabin as Class II Directors of the Company.

Information About Nominees and Directors

   Biographical information for each person nominated and for each person whose term of office as a Director will continue after the 2001 Annual Meeting is set forth below.

Nominees

                                 Principal Occupation, Business
                                           Experience,                Director
 Name and Age                   Past Five Years and Directorships      Since
 ------------                --------------------------------------   --------
 Class I (term expires 2002)
 Russell C. Chambers, M.D.   Dr. Chambers served as the Company's       1982
  Age 58                     Chairman of the Board until August
                             1990. For more than the past five
                             years, Dr. Chambers has been primarily
                             engaged in the management of his
                             personal investments.


                                   Principal Occupation, Business
                                            Experience,                Director
 Name and Age                    Past Five Years and Directorships      Since
 ------------                  -------------------------------------   --------
 Class II (term expires 2003)

 E. P. Marinos                 Mr. Marinos has been CEO of AMT/EPM       1994
  Age 59                       Associates, a consulting company,
                               since June, 2001. Mr. Marinos was
                               President and Chief Executive Officer
                               of Midcoast Interstate Transmission,
                               Inc. (MIT)
                               from June, 1997 until June, 2001. He
                               became Vice President of
                               Administration for Midcoast Energy
                               Resources, Inc. (MRS), MIT's parent
                               company, in June 1999 and President
                               of Kansas Pipeline Co. in December
                               1999, a subsidiary of MRS, and held
                               those positions until June, 2001.
                               From March 1995 until June 1997, he
                               was President and Chief Executive
                               Officer of the Company. Mr. Marinos
                               was appointed interim Vice President,
                               Chief Financial Officer and Chief
                               Operating Officer of the Company in
                               June 1994.

 Julius Tabin                  Since 1949, Dr. Tabin has been a          1982
  Age 81                       partner in the law firm of Fitch,
                               Even, Tabin & Flannery.

 Class III (term expires 2003)

 Paul F. Walter, M.D           Dr. Walter is an electrophysiologist      1982
  Age 62                       and Professor of Medicine at Emory
                               University.

Board of Directors Meetings and Committees

   The business of the Company is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. During the fiscal year ended December 31, 2000, the Board of Directors held fourteen meetings. Various committees of the Board met a total of nineteen times. Average attendance by incumbent directors at Board meetings was 93% and for all Board and committee meetings average attendance was 95%.

   Audit Committee. The Audit Committee reviews the adequacy of the internal control systems accounting and reporting practices, and the quality and integrity of the financial reports of the Company. The Audit Committee also has the responsibility of reviewing the independence and performance of the independent auditors and makes recommendations to the Board of Directors regarding the appointment or termination of the independent auditors. It met once during 2000. Its current members are E. P. Marinos (currently chairman of the Audit Committee), Julius Tabin, and Dr. Paul Walter. All members of the Audit Committee are independent as defined in the American Stock Exchange listing standards.

   Compensation Committee. During 2000, the one member of the Compensation Committee was Dr. Russell C. Chambers, a non-employee Director. Dr. Russell C. Chambers and Dr. Paul Walter have been elected to serve on the Compensation Committee in 2001. The principal functions of the Compensation Committee are to evaluate the performance of the Company's senior executives, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's Employee Stock Option Plans. The Compensation Committee met once in fiscal year 2000.

   Executive Committee. The Executive Committee is composed of two members: Dr. Russell C. Chambers and E. P. Marinos. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met six times in fiscal year 2000.

   The Board has no standing Nominating Committee.

Directors' Compensation

   Each non-employee Director receives cash compensation of $1,000 per quarter. Additionally, each non-employee Director receives $500 cash for each meeting at which such Director is present in person and $250 for each meeting at which such Director is present by telephone. From time to time, the Board of Directors grants stock options to non-employees. In fiscal year 2000, no grants were made to any non-employees.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth all persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company as of August 17, 2001:

                                                                  Beneficial
                                                                   Ownership
                                                               -----------------
              Name and Address of Beneficial Owner             Number(4) Percent
              ------------------------------------             --------- -------
   Russell C. Chambers, M.D.(2)...............................  487,691   16.27
    772 Potato Patch
    Vail, Colorado 81657

   The following table sets forth beneficial ownership of Common Stock as of August 17, 2001 for each director of the Company, each executive officer named in the Summary Compensation Table under "EXECUTIVE COMPENSATION" herein and all directors and executive officers as a group. Unless otherwise stated and subject to applicable community property laws, each beneficial owner has sole voting and investment powers with respect to the shares shown.

                                                                 Beneficial
                                                                Ownership(1)
                                                              -----------------
              Name and Address of Beneficial Owner            Number(4) Percent
              ------------------------------------            --------- -------
   Russell C. Chambers, M.D.(2)..............................  487,691   16.27
   Julius Tabin, Ph.D........................................  138,824    4.63
   Paul F. Walter, M.D.......................................   82,055    2.74
   E. P. Marinos.............................................   60,426    2.02
   All officers and directors as a group (4 persons) (3).....  821,587   27.40

--------
1. Unless otherwise noted, each person has sole voting and investment power with respect to the shares of Common Stock beneficially owned.
2. Excludes Company shares owned by two trusts of which Dr. Chambers' son and Dr. Chambers' wife have a beneficial interest. Dr. Chambers is neither a beneficiary nor trustee of the two trusts and disclaims any beneficial ownership of the common stock held by the trusts. Includes 2,500 shares over which Dr. Chambers has voting power pursuant to an agreement, 12,500 shares held as custodian for his son and 2,500 shares held as custodian for a niece.
3. Includes 52,591 shares held by the Micron Employee Stock Ownership Plan which an Officer of the Company has power as Trustee.
4. Includes options to purchase shares of Common Stock, all of which are exercisable within the next sixty days as follows:

                                     Name                                Number
                                     ----                                -------
      E. P. Marinos.....................................................  42,000
      Russell C. Chambers, .M.D. .......................................  18,000
      Julius Tabin......................................................  18,000
      Paul F. Walter, M.D...............................................  18,000
                                                                         -------
        Total...........................................................  96,000
                                                                         =======

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of such reports. Based on Company records and other information, the Company believes that its executive officers, Directors, and ten percent Stockholders timely complied with such filing requirements with respect to the fiscal year ended December 31, 2000.

   Based solely upon the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with the filing requirements applicable to them pursuant to Section 16(a) of the Securities Exchange Act during fiscal year 2000.

                               EXECUTIVE OFFICERS

   The following list sets forth the names, ages and offices of the executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

   Name                                      Position                                Age
   ----                                      --------                                ---
   James E. Rouse                 Vice President/General Manager                     46
   Richard A. Campbell            Vice President of Finance                          58

   Mr. Rouse was appointed Vice President/General manager of the Company in December, 2000. He was Plant Manager of Micron Products Inc. from December, 1996 until December, 2000.

   Mr. Campbell was appointed Vice President of Finance in June, 2000. Prior to joining the Company, he was Vice President of Finance for Nichols & Stone Company from 1992 until 1998.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The aggregate of all plan and non-plan compensation awarded to, earned by, or paid to the Company's Chief Executive Officer (the "Named Executive Officers") for services during the three fiscal years ended December 31, 2000 by the Company and its subsidiaries is shown in the following table:

                           SUMMARY COMPENSATION TABLE

                                                          Long-term
                                                        Compensation
                                                      -----------------
                             Annual Compensation      Awards   Payouts
                         ---------------------------- ------- ---------
                                                       Stock  Long-term  All
   Name and Principal                                 Options Incentive Other
        Position         Year  Salary  Bonus  Options   (sh)   Payouts  Comp
   ------------------    ---- -------- ------ ------- ------- --------- -----
James E. Rouse,
 President, Micron
 Products, Inc.......... 2000 $ 82,500  5,000   --      --       --      --

Anthony A. Cetrone,
 President, Micron
 Products Inc.(1)....... 2000 $ 66,353    --    --      --       --      --

Nancy C. Arnold,
 President Arrhythmia
 Research Technology,
 Inc.(2)................ 2000 $ 72,188    --    --      --       --      --

Anthony A. Cetrone,
 President Micron
 Products Inc........... 1999 $110,000 15,651   --      --       --      --

Nancy C. Arnold,
 President, Arrhythmia
 Research Technology,
 Inc.................... 1999 $ 82,500    500   --      --       --      --

Anthony A. Cetrone,
 President, Micron
 Products, Inc.......... 1998 $ 98,000  5,282   --      --       --      --

Sidney M. Barbanel,
 President and Chief
 Executive Officer...... 1998 $ 70,833    --    --      --       --      --

--------
(1) Mr. Cetrone retired from the Company and resigned his position as Chairman of the Board and Chief Executive Officer of the Company in July, 2000. The Company has not named a replacement Chief Executive Officer for the Company and the Board of Directors has served in this capacity since the resignation of Mr. Cetrone. The Company has an arrangement to compensate directors for time spent on these responsibilities. No amounts were paid in fiscal year 2000.
(2) Ms. Arnold terminated her employment with the Company in November, 2000.

Option Grants Table

   There were no option grants/SARS in fiscal year 2000.

Aggregated Option Exercises and Fiscal Year-End Options Values Table

   There were no option exercises by any Named Executive Officers during fiscal year 2000 and there was no unrealized value of unexercised options for any such officer at December 31, 2000.

                      REPORT OF THE COMPENSATION COMMITTEE

   The following report of the Compensation Committee (the "Committee"), as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the "SEC") and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

   The Compensation Committee is responsible for establishing and reviewing the Company's executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company's stock option plans. The Committee in 2000 was comprised exclusively of one Director, Russell C. Chambers (see page 3). All decisions of the Committee relating to compensation of the President and Executive Officers are reviewed and approved by the other non-employee Directors.

Compensation Policy

   The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to Stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character;
(2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and Stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

   This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company's President and Executive Officers were determined for the 2000 fiscal year.

Executive Compensation

   The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salaries are generally targeted to be competitive with the salaries paid at other companies of similar size and complexity within and outside the medical device manufacturing industries.

 Base Salary

   Salary level targets are established so that the Company can attract and retain the most qualified employees. In determining an executive officer's salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive's level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

 Incentive Compensation Program

   The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility.

 Long-Term Incentive Compensation

   The Company also grants stock options and other equity incentives under the Stock Option Plans in order to link compensation to the Company's long-term growth and performance and to increases in Stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and it's subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title. Awards are based on guidelines relating to the employee's position in the Company which are set by the Committee, as well as the employee's current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. The Committee individually evaluates these factors with respect to each executive and then the Committee reaches a consensus on the appropriate award. During fiscal year 2000, the Committee did not recommend the grant of any stock options.

Compensation of President and Chief Executive Officer

   Anthony A. Cetrone served as President and Chief Executive Officer of the Company until November, 1999, however, he continued as Chairman of the Board and President of Micron. Mr. Cetrone retired from the Company and resigned his position as Chairman of the Board and President of Micron in July, 2000. Prior to his retirement, his annual rate of base compensation was $110,000. Nancy C. Arnold was named President of the Company in November, 1999. Ms. Arnold served as President and General Counsel until she terminated her employment with the Company in November, 2000. Prior to her termination, her annual rate of compensation was $82,500.

   This report on executive compensation is made by and on behalf of the Company's Compensation Committee.

     Russell C. Chambers, M.D.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   To date, all transactions between the Company and its officers, directors, or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction. The Company's Board of Directors adopted resolutions providing that any transaction between the Company and its officers, directors or their affiliates must be approved by a majority of the Board of Directors who do not have an interest in and who are not employed by the Company at the time of such transaction. The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

   In May 1983, the Company entered into an agreement with Cardiodigital Industries, Inc. ("CDI") pursuant to which the Company granted an exclusive license to CDI to utilize the technology covered by the Simson Patent in connection with the research and development of signal-averaging devices. In consideration of the license, CDI provided $175,000 in financing and received a royalty of $150 per cardiac signal-averaging device sold by the Company, up to a maximum of $1,250,000. Julius Tabin, a Director of the Company, is a shareholder of CDI. In addition, the estate of G. Russell Chambers (Dr. Chambers' father), is a shareholder of CDI. Royalties paid for the fiscal years ended December 31, 2000, 1999, and 1998 were $6,100, $15,700 and $19,000, respectively.

   Dr. Julius Tabin, a Director and shareholder of the Company, is a partner of Fitch, Even, Tabin & Flannery, a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for legal services rendered by Fitch, Even, Tabin & Flannery were approximately $19,300, $40,638, and $3,286 for the fiscal years ended December 31, 2000, 1999, and 1998, respectively.

   Dr. Russell C. Chambers, a Director and shareholder of the Company, consultants for the Company and in return the Company pays a portion of his health insurance premiums. Health insurance premiums paid for Dr.Chambers' were approximately $11,670, $8,500, and $8,300 for the fiscal years ended December 31, 2000, 1999, and 1998 respectively.

   The Company also obtains consulting services from Mr. E.P. Marinos, a Director and shareholder of the Company. No fees for services were paid to this Director for fiscal years 2000, 1999, and 1998. The amounts owed to the Director were approximately $4,275, $0 and $0 for December 31, 2000, 1999, and 1998, respectively.

                         REPORT OF THE AUDIT COMMITTEE

   The Board of Directors has not adopted a written charter for the Audit Committee. However, in 2000, the Audit Committee's primary tasks involved the following areas.

   Overseeing the preparation of the Company's financial statements. The Committee reviewed and discussed with management and the Company's outside auditors the financial statements prior to issuance and discussed significant accounting issues. The Committee's review included matters to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   With respect to the Company's outside auditors, the Audit Committee discussed with BDO Seidman, LLP, matters relating to its independence, including disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

   The Committee reviewed the overall scope of and plans for the annual audit by the Company's independent accountants. The Committee has also reviewed the Company's financial reporting process and internal controls, as well as the significant audit findings prepared by the independent accountants and, where applicable, management's responses to suggestions raised by BDO Seidman, LLP.

   On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   E.P. Marinos                    Julius Tabin                 Paul Walter M.D.

                            STOCK PERFORMANCE GRAPH

   The following Performance Table compares the Company's cumulative total shareholder return on its Common Stock for a five-year period (from December 31, 1995 to December 31, 2000), with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") (which does not include the Company), and the Standard & Poor's Medical Products and Supplies Stock Index (which includes the Company)("S&P Med"). Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested in December 31, 1995 in the Company's Common Stock, S&P 500, and S&P Med.

                                     -----------------------------------------
                                              Cumulative Total Return
                                     -----------------------------------------
                                     12/95  12/96  12/97  12/98  12/99  12/00
                                     ------ ------ ------ ------ ------ ------
ARRHYTHMIA RESEARCH TECHNOLOGY,
 INC................................ 100.00  58.82  36.76  30.88  38.24  38.24
S & P 500........................... 100.00 122.96 163.98 210.84 255.22 231.98
S & P HEALTH CARE (MEDICAL PRODUCTS
 & SUPPLIES......................... 100.00 114.77 143.09 206.25 191.03 275.56

                                 Proposal No. 2
                            INDEPENDENT ACCOUNTANTS

   The Directors of the Company have selected BDO Seidman, LLP as the auditors of the Company for the fiscal year ending December 31, 2001, subject to the approval of the stockholders. BDO Seidman, LLP has acted as the Company's auditors since 1998.

   Before the Audit Committee recommended the appointment of BDO Seidman, LLP, to the Board, it considered the qualifications of that firm, including its previous performance and its reputation for integrity and competence in the fields of accounting and auditing.

   The amount of the fees for audit and tax services performed by BDO Seidman, LLP relating to fiscal year 2000 were approximately $88,750 and $20,500, respectively. A representative of BDO Seidman, LLP is expected to be available by telephone conference at the Meeting, to make a statement if they desire, and to respond to any appropriate questions.

Recommendation and Vote

   To be approved, this proposal requires the affirmative vote of the holders of a majority of the voting stock of the Company present in person or represented by proxy at the Annual Meeting entitled to vote thereon.

   The Board of Directors recommends a vote "FOR" the appointment of BDO Seidman, LLP as the Company's auditors for the fiscal year ending December 31, 2001.

                                 Proposal No. 3
                     APPROVAL OF THE 2001 STOCK OPTION PLAN

General

   On March 21, 2001, the Board of Directors of the Company adopted the 2001 Stock Option Plan (the "2001 Plan"), reserving 200,000 shares of the Company's Common Stock, $.01 par value, for issuance thereunder. The 2001 Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, (collectively, "Stock Awards") to employees, non-employee directors and consultants. At the end of the Company's fiscal year 2000, there were approximately 50 employees, 4 non-employee directors and no consultants of the Company. The Company's 1987 Stock Option Plan (the "1987 Plan") expired in 1997 and no further grants were issued. Options granted previously under the 1987 Plan will continue to be governed by the terms of the 1987 Plan.

   The Board of Directors believes that approval of the 2001 Plan is in the best interests of the Company because it will provide the Company with sufficient equity-based incentives to attract and retain qualified employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company.

   Approval by stockholders of the adoption of the 2001 Plan is sought in order to meet the stockholder approval requirements of (i) Section 422 of the Internal Revenue Code (the "Code"), which requires stockholder approval of an incentive stock option plan, (ii) Rule 16b-3 under the 1934 Act, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, executive officers and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act, (iii) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section, and (iv) the rules applicable to companies whose shares are traded on the American Stock Exchange.

   There follows a brief but not comprehensive summary of the 2001 Plan. A copy of the 2001 Plan is attached as an exhibit at the end of this Proxy Statement.

Administration

   The 2001 Plan provides that it is to be administered by a committee (the "Committee") composed of not fewer than two members, all of whom will be "non-employee directors" and "outside Directors" within the meanings of the securities laws and the Code, respectively. Subject to the provisions of the 2001 Plan, the Committee has the authority to determine (i) which persons eligible under the 2001 Plan will be granted Stock Awards; (ii) when and how the Stock Awards will be granted; (iii) whether the Stock Award will be an incentive stock option, a nonstatutory stock option, or a combination of the foregoing; (iv) the number of shares involved; (v) the exercise or purchase price; (vi) the type and duration of transfer or other restrictions; and
(vii) any other terms of a Stock Award.

Shares Subject to the 2001 Plan

   The aggregate number of shares of the Company's common stock that may be issued under the 2001 Plan is 200,000 shares. On March 21, 2001 the average of the closing bid and asked prices of the Company's common stock on the American Stock Exchange was $2.00 per share.

   If any Stock Award expires or is terminated without having been exercised in full, the applicable shares will again be available for issuance under the 2001 Plan. No Stock Awards have been granted under the 2001 Plan during the year ended December 31, 2000.

   If there is any change in the shares of common stock subject to the 2001 Plan through stock dividends, splits or recapitalizations, the Board of Directors is authorized to make appropriate adjustments to the number of shares and price per share for each Stock Award and the number of common shares available for Stock Awards. If the Company is acquired or liquidates or sells substantially all of its assets while unexercised stock options remain outstanding, the 2001 Plan provides that the Committee has the discretion to accelerate all non-vested options.

Stock Options

   The exercise price per share of each incentive stock option granted under the 2001 Plan will be not less than the fair market value of the Common Stock on the date of the grant of the option ("Fair Market Value"). The aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which any employee may have incentive stock options vest in any calendar year may not exceed $100,000.

   Options granted under the 2001 Plan will vest (become exercisable) either initially or in periodic installments as determined by the Committee. No option will be exercisable after the expiration of six years from the date it was granted.

   During the optionee's lifetime, an incentive stock option will be exercisable only by the optionee and will not be transferable except by will or by the laws of descent and distribution. A nonstatutory stock option may be transferred upon such terms and conditions as the Committee may determine in its sole discretion. The optionee may designate a third party who, in the event of the death of the optionee, will be entitled to exercise the vested options, but only within the period ending on the earlier of (i) twelve months following the date of death and (ii) the expiration of the term of the option in the option agreement. In the event an optionee's status as an employee, director or consultant terminates as a result of disability, the optionee's vested options must be exercised within the same time frame.

   In the event an optionee is terminated as an employee, director or consultant (other than by death, disability or retirement), the optionee may exercise his or her vested options only within the period of time ending on the earlier of (i) sixty days after termination or such period of time set forth in the option agreement or (ii) expiration of the option's term.

   The Committee may provide to an optionee the right to exercise his options prior to vesting of the options, provided, however, any unvested options will be subject to a repurchase right by the Company at the exercise price if the optionee is terminated.

Amendment and Termination

   The 2001 Plan authorizes the Board of Directors to discontinue, suspend or amend the 2001 Plan, except that no amendment, suspension or termination of the 2001 Plan or amendment of a Stock Award by the Board of Directors may alter or impair a grantee's rights under a Stock Award previously granted without the grantee's written consent. The 2001 Plan will terminate on March 20, 2011.

Federal Income Tax Consequences under the 2001 Plan

   Set forth below is a general summary of the federal income tax consequences related to options awarded under the 2001 Plan. It is not intended to be exhaustive, and in particular does not address any state, municipal or foreign tax laws or the individual circumstances of participants. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

   Tax Consequences to the Option Holder. There are no federal income tax consequences to the option holder solely by reason of the grant of incentive stock options or nonstatutory stock options under the 2001 Plan. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the option holder generally must exercise the option no later than two months following termination of his employment. However, the exercise of an incentive stock option may give rise to an alternative minimum tax liability (see discussion below).

   Upon the exercise of a nonstatutory stock option, the option holder will generally recognize ordinary income in an amount equal to the excess of fair market value of the shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an option holder of a nonstatutory stock option will be subject to both income and employment tax withholding. The option holder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonstatutory stock option, the amount of ordinary income recognized by the option holder upon exercise.

   If any option holder disposes of shares acquired upon the exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the option holder pursuant to the exercise of the incentive stock option (a "qualifying disposition"), the option holder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the option holder's adjusted basis in such shares (generally the exercise price).

   If the option holder disposes of shares acquired upon the exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the option holder pursuant to the exercise of the incentive stock option (a "disqualifying disposition"), then at the time of disposition the option holder will generally recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the option holder or
(ii) the option holder's actual gain (i.e. the excess, if any, of the amount realized on the disposition over the exercise price paid by the option holder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the option holder will recognize a capital gain in the amount of such excess.

If the option holder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid the option holder), then the loss will be a capital loss.

   If any option holder disposes of shares acquired upon exercise of a nonstatutory stock option in a taxable transaction, the option holder will recognize capital gain or loss in an amount equal to the difference between his basis in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares acquired upon exercise of incentive stock options as discussed above) will be long-term capital gain or loss if the shares were held for more than one year from the date such shares were transferred to the option holder.

   Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the option holder's regular income tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $49,000 for joint returns or returns of surviving spouses ($35,750 for single taxpayers and $24,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

   The exercise of incentive stock options (but not nonstatutory stock options) will generally result in an upward adjustment to the option holder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the option holder's AMTI in the year of disposition of the stock. The AMT paid with respect to the exercise of an incentive stock option is allowed as a credit against the regular tax liability of the option holder in a subsequent year when he disposes of the stock; therefore, imposition of the AMT at the time of exercise of an incentive stock option may not increase the aggregate amount of income tax paid by the option holder, but instead may only affect the timing of such payments.

   Tax Consequences to the Company. There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonstatutory stock options or the exercise of incentive stock options (other than disqualifying dispositions). At the time the option holder recognizes ordinary income from the exercise of a nonstatutory stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock options, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs, provided that the Company satisfies a tax reporting obligation described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of a nonstatutory stock option or the disqualifying disposition of stock acquired upon exercise of incentive stock options. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the option holder upon the exercise of nonstatutory stock options.

   An affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the 2001 Plan.

   The Board of Directors recommends a vote "FOR" the adoption of the 2001 Stock Option Plan.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Stockholders are entitled to submit proposals on matters appropriate for Stockholder action consistent with regulations of the Securities and Exchange Commission. Should a Stockholder intend to present a proposal at the 2002 Annual Meeting, it must be received by the Secretary of the Company (C/O Micron Products, Inc., 25 Sawyer Passway, Fitchburg, MA 01420) not later than July 10, 2002 and must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

   Stockholders proposals intended to be presented at the meeting, but not included in the Company's Proxy materials, must be received by the Company within 10 days after the first public disclosure date of the Annual Meeting.

                                 OTHER BUSINESS

   The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   No person is authorized to give any information or to make any representation other than that contained in this Proxy Statement, and if given or made, such information may not be relied upon as having been authorized.

   Copies of the Company's 2000 Annual Report on Form 10-K are being sent to all Stockholders along with this Proxy Statement. Additional copies will be furnished without charge to Stockholders upon written request. All written requests should be directed to Arrhythmia Research Technology, Inc., Secretary, c/o Micron Products, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                             2001 STOCK OPTION PLAN

                               ----------------

   1. Purpose. This Arrhythmia Research Technology, Inc. 2001 Stock Option Plan (the "Plan") is intended to provide incentives to (a) the officers and other employees of Arrhythmia Research Technology, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (each such entity, including the Company, a "Related Company" and collectively, the "Related Companies") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs") and (b) directors, officers, employees and consultants of any Related Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or Non-Qualified Options"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean, respectively, "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

   2. Administration of the Plan.

   (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Committee (the "Committee") of two or more of its members to administer the Plan. Each member of the Committee shall be a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall be an "outside director" within the meaning of Section 162(m) of the Code. Subject to ratification of the grant of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Related Companies (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted, (ii) determine the time or times at which Options may be granted, (iii) determine the option price of shares subject to each Option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 6, (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option, (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable, the circumstances under which the vesting for any options will be automatically accelerated and the duration of the exercise period, (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any, and
(vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

   (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

   3. Eligible Employees and Others. ISOs may be granted to any officer or other employee of any Related Company. Those directors of any Related Company who are not employees may not be granted ISOs under the

Plan. Non-Qualified Options may be granted to any director (whether or not an employee), officer, employee or consultant of any Related Company. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options.

   4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 200,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs or Non-Qualified Options so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such expired or terminated Option shall again be available for grants of Options under the Plan.

   5. Grants Under the Plan. Options may be granted under the Plan at any time on or after March 21, 2001 and prior to March 20,2011. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

   6. Minimum Option Price: ISO Limitations.

   (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any Related Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of Common Stock on the date of grant.

   (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Related Companies) exceed $100,000.

   (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange, (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange, or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than six years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any Related Company, not more than six years from date of grant. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

   8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

     (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     (d) The Committee shall have the right to accelerate the date of exercise of any installment, provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Related Companies) shall not exceed $100,000.

   9. Termination of Employment.

   (a) If an ISO optionee ceases to be employed by any Related Company other than by reason of death or Disability as provided in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates such Related Company to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by any Related Company for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among any Related Company, so long as the optionee continues to be an employee of such Related Company. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

   (b) With respect to the holder of an Option, unless otherwise provided in such holder's agreement establishing an Option or in any employment or consulting agreement between such holder and any Related Company, the term "Disability" shall mean, in the good faith determination of the Board, any illness (mental or physical) or accident which results in such Holder being unable to perform such holder's duties as an employee of, or consultant to, any Related Company for three months during any 12-month period.

   10. Death; Disability; Dissolution. If an optionee ceases to be employed by a Related Company by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the optionee's death.

   If an optionee ceases to be employed by (or provide services to) a Related Company by reason of his Disability, he shall have the right to exercise any Option held by him on the date of termination of his employment (or services), to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the termination of the optionee's employment (or services).

   11. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him.

   12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

   13. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

     (a) In the event there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through any stock split, combinations, recapitalizations or similar transactions (but excluding any merger or consolidation with any entity that is not 100% owned by the Company, directly or indirectly) effecting all outstanding shares of the Company's capital stock, the number of shares subject to any Option and the purchase price per share for such Option shall be appropriately adjusted. Notwithstanding the foregoing, any adjustments made pursuant to this subparagraph (a) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (b) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (b), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (c) Upon the happening of any of the foregoing events described in subparagraph (a) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13, and subject to paragraph 2, its determination shall be conclusive.


   14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee, in consideration of services rendered or to be rendered to any Related Company, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) and (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to a change in capitalization of the Company and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates are issued.

   15. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of any Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

   16. Term and Amendment of Plan. The Plan was adopted by the Board on March 21, 2001, and subsequently approved by the holders of a majority of the stockholders of the Company entitled to vote thereon on or about September 28, 2001. The Plan shall expire on March 20, 2011 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph
13); (b) changes the class of persons eligible to participate in the Plan, or
(c) materially increases the benefits to participants under the Plan, shall be subject to approval by the Company's stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the third sentence of this paragraph 17, in no event may action of the Board or the Company's stockholders alter or impair the rights of an optionee without his consent, under any Option previously granted to him.

   17. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options authorized under the Plan shall be used for general corporate purposes.

   18. Securities Law Requirements, etc. Shares of Common Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

   19. Withholding of Additional Income Taxes. The Company, in accordance with the Code, may (a) upon exercise of a Non-Qualified Option, (b) the purchase of Common Stock for less than its fair market value, (c) the making of a Disqualifying Disposition (as defined in paragraph 21) or (e) any other similar event then required by law, require an optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

   20. Notice to Company of Disqualifying Disposition. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any

Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

   21. Governing Laws; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to its choice of law principles. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                     ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

    PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS FOR STOCKHOLDERS
                         MEETING ON SEPTEMBER 28, 2001

     The undersigned hereby appoints Richard A. Campbell and James E. Rouse and each or either of them, as true and lawful agents and proxies with full power of substitution in each to represent the undersigned in all matters coming before the 2001 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 at 11:00 a.m. local time, and any adjournment thereof, and to vote as follows:

1. Election of Directors:    Nominees:    E.P. Marinos    Julius Tabin
   [_] VOTE FOR all nominees listed above, except withhold from following    OR    [_] VOTE WITHHELD from all nominees listed above
                nominees (if any):
                                  ---------------------------------------

2. Approval of the Appointment of BDO Seidman, LLP        [_] VOTE FOR      [_] VOTE AGAINST      [_] ABSTAIN

3. Adoption of 2001 Stock Option Plan                     [_] VOTE FOR      [_] VOTE AGAINST      [_] ABSTAIN

4. Other Matters

     In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

                   Please sign and date on the reverse side

     When properly executed, this proxy will be voted in the manner specified above by the stockholder. To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in item 1, for items 2 and 3, with the discretionary authority set forth in the accompanying proxy statement for item 4.

                                       PLEASE SIGN AND DATE

                                       Dated:                            , 2001
                                             ----------------------------

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Printed Name

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Printed Name

                                       (Joint Owners Should Each Sign,
                                       Attorneys-In-Fact, Executors,
                                       Administrators, Custodians, Partners, or
                                       Corporate Officers Should Give Their Full
                                       Title.)


                    PLEASE DATE, SIGN AND RETURN THIS PROXY
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES